Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
             NCT Group, Inc. to Carole Salkind on September 26, 2005


                                                                     Conversion
        Issue Date           Due Date            Principal             Price
      --------------      --------------      ---------------       ------------
         09/26/05            03/26/06         $ 3,255,753.98           $ 0.006